EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.

The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.

We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSAC 2004-HE8 States
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                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                     Aggregate   Aggregate    Weighted   Weighted    Weighted
                                         Number       Cut-off     Cut-off      Average    Average     Average    Weighted
                                           of          Date         Date        Gross    Remaining   Combined     Average
Geographic Distribution                 Mortgage     Principal   Principal    Interest      Term     Original      FICO
of Mortgaged Properties                  Loans      Balance ($)   Balance     Rate (%)    (months)      LTV        Score
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Alabama                                       20      1,737,103       0.12       8.046        352       86.15         607
Alaska                                         9      1,879,487       0.13       7.464        357       83.37         631
Arizona                                      174     23,022,451       1.65       7.178        350       83.24         614
Arkansas                                      20      2,386,899       0.17       6.846        337       84.59         597
California                                 2,020    499,514,214      35.76       6.648        354       77.80         622
Colorado                                     106     16,369,968       1.17       6.895        352       82.98         613
Connecticut                                  111     18,887,413       1.35       7.332        351       82.83         612
Delaware                                      13      1,771,343       0.13       7.719        354       85.20         581
District of Columbia                          17      3,334,767       0.24       7.107        357       79.97         619
Florida                                    1,051    152,111,042      10.89       7.107        352       80.97         611
Georgia                                      133     17,222,683       1.23       7.870        353       83.68         598
Hawaii                                        85     20,774,546       1.49       6.275        353       76.78         652
Idaho                                         31      3,265,239       0.23       7.137        346       80.02         605
Illinois                                     276     44,304,117       3.17       7.736        354       82.73         611
Indiana                                       96      9,111,718       0.65       7.352        354       81.88         606
Iowa                                          37      3,009,976       0.22       8.433        357       83.98         591
Kansas                                        32      3,678,022       0.26       7.956        346       86.08         590
Kentucky                                      39      4,008,753       0.29       7.316        352       82.20         607
Louisiana                                     42      4,154,051       0.30       7.454        347       80.42         605
Maine                                         39      6,375,144       0.46       7.479        356       81.05         622
Maryland                                     153     27,849,853       1.99       7.392        351       80.09         602
Massachusetts                                170     39,138,184       2.80       6.969        353       79.76         624
Michigan                                     270     29,850,773       2.14       7.900        352       82.72         593
Minnesota                                    138     22,844,979       1.64       7.147        353       81.31         609
Mississippi                                   16      2,068,718       0.15       7.861        332       82.99         596
Missouri                                     111     10,724,435       0.77       7.878        345       82.62         591
Montana                                       15      2,271,828       0.16       6.796        354       81.58         622
Nebraska                                      23      2,045,920       0.15       7.596        349       85.88         623
Nevada                                       163     30,770,160       2.20       7.016        350       81.03         615
New Hampshire                                 44      7,635,604       0.55       7.249        351       78.13         600
New Jersey                                   214     47,465,327       3.40       7.293        352       80.34         608
New Mexico                                    40      3,801,799       0.27       7.591        327       83.12         606
New York                                     402     97,483,800       6.98       6.849        349       77.04         623
North Carolina                                71      8,336,110       0.60       7.723        352       82.73         603
North Dakota                                   3        358,652       0.03       7.516        356       81.06         607
Ohio                                         208     21,018,648       1.50       7.685        351       84.36         602
Oklahoma                                      41      4,659,931       0.33       7.238        319       82.55         618
Oregon                                       113     15,293,434       1.09       7.044        353       82.55         622
Pennsylvania                                 164     18,492,281       1.32       7.345        341       82.76         612
Rhode Island                                  57     10,617,976       0.76       7.143        355       76.68         604
South Carolina                                52      5,930,546       0.42       7.777        354       82.55         594
South Dakota                                   3        288,733       0.02       7.439        356       78.41         594
Tennessee                                     84      7,539,912       0.54       7.686        345       82.05         592
Texas                                        589     62,101,939       4.45       7.366        333       79.69         615
Utah                                          16      2,842,104       0.20       7.122        357       80.90         605
Vermont                                        1        183,524       0.01      10.400        357       76.56         520
Virginia                                     152     27,886,060       2.00       7.345        355       81.17         602
Washington                                   234     39,268,482       2.81       6.885        352       81.24         618
West Virginia                                  6        534,917       0.04       8.034        356       86.15         597
Wisconsin                                     88     10,228,631       0.73       7.972        356       83.18         596
Wyoming                                        4        389,237       0.03       7.819        356       69.71         555
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Total:                                     7,996  1,396,841,434     100.00       7.028        351       79.76         615
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